FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

                  FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of March 30, 1998 (this "Amendment"), to the Agreement and Plan of Merger, dated as of February 23, 1998, as amended as of the date hereof (the "Merger Agreement"), among DYCOM INDUSTRIES, INC., a Florida corporation ("Parent"), DYCOM ACQUISITION CORPORATION I, a Missouri corporation and a wholly owned subsidiary of Parent ("Merger Sub"), INSTALLATION TECHNICIANS, INC., a Missouri corporation (the "Company"), and the stockholders of the Company listed on the signature pages hereto (collectively, the "Stockholders").

                  WHEREAS, the parties hereto are parties to the Merger Agreement (capitalized terms not defined herein have the meanings ascribed to them in the Merger Agreement); and

                  WHEREAS, the parties hereto desire to amend the Merger Agreement;

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements and understandings hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to Merger Agreement. The Merger Agreement is hereby amended by deleting the date "December 28, 1996" in the first sentence of Section 4.08 and inserting in lieu thereof the date "December 27, 1997".

                  SECTION 2. Effect of Amendments. Except as and to the extent expressly modified by this Amendment, the Merger Agreement shall remain in full force and effect in all respects.

                  SECTION 3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

                  SECTION 4. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed on their behalf as of the date first written above.


                                              DYCOM INDUSTRIES INC.



                                              By /s/ Thomas R. Pledger
                                                -----------------------------
                                              Name:  Thomas R. Pledger
                                              Title: Chairman and CEO


                                              DYCOM ACQUISITION CORPORATION I



                                              By /s/ Thomas R. Pledger
                                                -----------------------------
                                              Name:  Thomas R. Pledger
                                              Title: Chairman of the Board


                                              INSTALLATION TECHNICIANS, INC.



                                              By /s/ Gerald W. Hartman
                                                -----------------------------
                                              Name:  Gerald W. Hartman
                                              Title: Chief Executive Officer


                                              STOCKHOLDERS:


                                              /s/ Thomas E. Atkins
                                                -----------------------------
                                              Name:     Thomas E. Atkins
                                              Address:  3909 West Broadway
                                                        Columbia, MO 65203


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                                            /s/ Gerald W. Hartman
                                              -----------------------------
                                            Name:     Gerald W. Hartman
                                            Address:  139 Schooner Bay Landing
                                                      Kimberling City, MO 65686


                                            /s/ John J. Ekstrom
                                              -----------------------------
                                            Name:     John J. Ekstrom
                                            Address:  1525 N.W. 121 Drive
                                                      Coral Spring, FL 33071